UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported):
April 26, 2005

New Jersey State of Incorporation	Commission File Number 1-3822	21-0419870 I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 — Other Events

The Board of Directors of Campbell Soup Company and Douglas R. Conant, President and Chief Executive Officer, have agreed that following the expiration on January 7, 2006, of the initial employment agreement between the company and Mr. Conant, he will continue to serve as President and Chief Executive Officer. After the agreement expires, Mr. Conant wishes to serve at the discretion of the Board, with his compensation and benefits determined in accordance with the plans and policies approved by the Compensation Committee that are applicable to other senior executives of the company. Accordingly, Mr. Conant and the Board have agreed that the employment agreement between the parties executed on January 8, 2001, will not be succeeded by another agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)

Date: April 26, 2005

By:	/s/ John J. Furey
John J. Furey
Vice President and Corporate Secretary

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